Kraton Polymers LLC Fourth Quarter Earnings Call March 27, 2009 Exhibit 99.1

Disclaimers
Forward Looking Statements
This presentation may include “forward-looking statements” which are statements other than statements of historical fact and are often characterized by the use of words such as “believes,” “expects,” “estimates,” “projects,”
“may,” “will,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information.
GAAP Disclaimer
This presentation includes non-GAAP financial measures, including EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures can be found in our press release dated March 26, 2009.

2008 Highlights
Cost-Out / Efficiency
Gains
System upgrade and control optimization approved for Belpre
site which will improve competitiveness and operating
efficiency upon completion
Pernis SIS shutdown delivered expected results
New RTS facility progressing as planned
Innovation
Sales from innovation was 13.5% of total revenue
Announced Sulfonated block copolymers
Completed pre-registration within Europe to comply with regulation requirements of REACH
Business
Performance
Q4 2008 EBITDA up $20 million versus Q4 2007
$50 million improvement in LTM Bank EBITDA from YE 2007
Solidly within compliance of financial covenants
IR Latex achieved new milestones in both production and sales;
this business relatively resilient to global economic slowdown
Headwinds
Monomer and energy costs declined in the fourth quarter from unprecedented highs, but year-on-year still above 2007

51%
3%
14%
13%
10%
Revenue and Innovation Growth
(28)%
107%
(3)%
(10)%
(12)%
5%
11%
13%
14%
2005 2006 2007 2008
(2)
Innovation revenue defined as revenue from products introduced within the last 5 years
Q4 2008 vs. Q4 2007 Revenue    Change By End-Use
Adhesives,
Sealants,
and Coatings
Total
Advanced
Materials
Paving
and
Roofing
(1)
Excludes footwear and noncore high styrenics, which aggregate approximately 2% of revenue
FY 2008 vs. FY 2007 Revenue    Change By End-Use
Adhesives,
Sealants,
and Coatings
Total
Advanced
Materials
Paving
and
Roofing
Innovation Revenue as a % of Total Revenue
(2)
(1)
(1)
IR Latex
IR Latex

2008 Financial Performance

Summary Financial Information
($MM)
2.45 4.15 Interest Coverage
5.45 3.87 Leverage
$      539 $  575 Total Debt
$ 99 $ 149 LTM Bank EBITDA
(2)
$ 58 $ 127 $ (5) $ 15 EBITDA
(1)
$ 1,090 $ 1,226 $ 258 $ 232 Total Operating Revenues
358 313 82 53 Sales Volume (kT)
2007 2008 2007 2008
YTD December 31 Fourth Quarter
(1)
EBITDA is used by management to evaluate operating performance.  EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance.
(2)
LTM Bank EBITDA is defined as EBITDA adjusted for items pursuant to the senior secured credit facility.

Revenue
Sales ByProduct
$15
($5)
2007 2008
Fourth Quarter 2008 Financial Summary
Price and mix up $69 million
Volume decline of 30kt
Price and mix more than
offset increase in feedstocks
and other costs
2008 includes $8 million
lower-of-cost-or-market
adjustment
$20 million improvement
2008 includes $8 million
lower-of-cost-or-market
adjustment
Operating Revenue ($MM)
$24
$254
$8
Gross Profit ($MM)
2008
Financial EBITDA ($MM)
2007
2008
$258
$4
$223
$232
$49
$21
2007
2008
2007

Kraton

Operating Revenue ($MM)

Sales
ByProduct
13%
$1,090
$24
$1066
$1,226
$55
$1171
2007
2008

Gross Profit ($MM)

69%
$151
$255
2007
2008

Financial EBITDA ($MM)

119%
$58
$127
2007
2008

2008 Financial Summary
Each end-use posted year-
on-year revenue growth
Price & mix up $173 million
Volume decline of 44.5kt
Price and mix more than
offset increase in feedstocks
and other costs
Margin up nearly 700 basis
points
$69 million improvement
$16 million increase in
certain items:
Increase in restructuring
and other charges of $8
million
Lower-of-cost-or-market
adjustment of $8 million

Capitalization Table and Covenants
LTM Bank EBITDA
(1)
($MM)
Leverage A/O
December 31
(1)
Prior to December 31, 2008 LTM Bank EBITDA includes $9.6mm Equity Cure
$98.9
$104.1
$115.8
3.87
4.15
2.50
4.95
Actual Covenant
Interest Coverage A/O
December 31
Actual Covenant
12/31/07 3/31/08 6/30/08
$148.7
9/30/08
$146.0
12/31/08
$575.1
36.1
(10.0)
46.1
$539.0
Total Debt
$473.7
(17.0)
---
(17.0)
$490.7
Net Debt
$101.4
53.1
(10.0)
63.1
$48.3
Cash
$--- $200.0 $325.1 $50.0 December 31, 2008
(0.5) --- (13.4) 50.0 Total changes
--- --- (10.0) --- Voluntary repayments
(0.5) --- (3.4) 50.0 Increase (Decrease)
$0.5 $200.0 $338.5 $--- December 31, 2007
January 2014 May 2013 May 2011 Maturity
8.125% L + 200 L + 225 Rate
Insurance
Bond Sr. Notes Term Revolver
$575.1
36.1
(10.0)
46.1
$539.0
Total Debt
$473.7
(17.0)
---
(17.0)
$490.7
Net Debt
$101.4
53.1
(10.0)
63.1
$48.3
Cash
$--- $200.0 $325.1 $50.0 December 31, 2008
(0.5) --- (13.4) 50.0 Total changes
--- --- (10.0) --- Voluntary repayments
(0.5) --- (3.4) 50.0 Increase (Decrease)
$0.5 $200.0 $338.5 $--- December 31, 2007
January 2014 May 2013 May 2011 Maturity
8.125% L + 200 L + 225 Rate
Insurance
Bond Sr. Notes Term Revolver

2009 Roadmap Plan Priorities
Make It Happen
Price Right
Balance the value created for our customers
Preserve margin through cost outs, efficiency gains and
innovation
Innovation-Led Top-line
Growth
Deliver 16% Sales From Innovation
Strengthen our industry leadership through innovative
products and market
Capital Structure and
Cash
Diligently manage cash and deliver the business
Working capital management and tight credit monitoring
Maintain optionality with respect to capital investments;
plan capex is $45 million, reduced from more than $70
million pipeline
Productivity
Improve overall returns
Capture benefit of cost out initiatives
Relentless pursuit of efficiency gains

Recent Developments
Price Right
Excluding year-on-year changes in FIFO adjustments,
Q1 2009 EBITDA anticipated to be in line with Q1 2008
Innovation-Led Top-line
Growth
Awarded North American Technology Leadership Award from
Frost & Sullivan
Announced Sulfonated block copolymers
Announced Kraton A1535 block copolymers
RTS facility relocations in Houston and Japan moving forward in accordance with plans
Capital Structure and
Cash
$30 million bond repurchase completed in March
Productivity
On target to exceed $10 million cost reduction target
Reductions in plant fixed costs, global staff reduction, freeze on salaries and adds to staff, and “salary at risk” program
Global ERP upgrade to improve productivity and drive near-
term cost savings

12